UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2016

Monster Beverage Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-18761	47-1809393
(State or Other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1 Monster Way

Corona, California 92879

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code: (951) 739-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 23, 2016, Monster Beverage Corporation (“Monster”) issued a press release announcing that it has entered into a definitive agreement to acquire American Fruits and Flavors for $690 million.

A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 23, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 23, 2016

MONSTER BEVERAGE CORPORATION

By:	/s/ Hilton H. Schlosberg
Name:	Hilton H. Schlosberg
Title:	Vice Chairman of the Board of Directors,
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 23, 2016.